--------------------------------------------------------------------------------
LARGE-CAP GROWTH
--------------------------------------------------------------------------------

Alliance Premier
Growth Fund

Annual Report
November 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 15, 2002

Dear Shareholder:

This report contains the investment results, economic review and outlook for Alliance Premier Growth Fund (the "Fund") for the annual reporting period ended November 30, 2001.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominately in the securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 to 60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets.

Investment Results

The following table provides performance results for the Fund and its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended November 30, 2001. For comparison, we have also provided the returns for the Standard & Poor's (S&P) 500 Stock Index, a common measure of the broad stock market.

INVESTMENT RESULTS*
Periods Ended November 30, 2001

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance Premier Growth Fund
--------------------------------------------------------------------------------
  Class A                                                    -16.54%     -24.90%
--------------------------------------------------------------------------------
  Class B                                                    -16.83%     -25.48%
--------------------------------------------------------------------------------
  Class C                                                    -16.81%     -25.48%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                     -9.19%     -22.80%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                           -8.65%     -12.21%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      orientation. The unmanaged Russell 1000 Index is comprised of 1,000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Fund.

      Additional investment results appear on pages 4-7.

During the six- and 12-month periods ended November 30, 2001, the Fund underperformed its benchmark, the Russell 1000 Growth Index, and the S&P 500 Stock Index. The Fund's underperformance was primarily attributed to the unsuccessful investment in Enron Corp., which was sold at a loss in November of 2001, and a small position in airline stocks that encountered the aftermath of the horrific events of September 11. Nevertheless, for its fiscal year, the Fund finished within 210 basis points of its benchmark.

Throughout the year, the Fund benefited from consistent underweight positions in technology shares and overweight positions in growth financials such as Citigroup, Inc., Federal Home Loan Mortgage Corp. and MBNA Corp. Additionally, the Fund benefited from large positions in many of the country's premier growth franchises such as Kohl's Corp., UnitedHealth Group, Inc., and Tyco International, Ltd.

Economic Review and Outlook

Prior to the tragic events of September 11, we were beginning to feel slightly more positive about the evolving prospects for the U.S. economy and stock valuations. The U.S. was still in a declining mode, as was also true in Europe and Asia. Still, the pace of the economic decline was easing, and there were scattered indications that stability might be at hand.

All along, consumers showed a great resilience in continuing to spend, and housing markets also maintained a strong pace. These indications, in combination with the string of interest rate and tax cuts, suggested that the money that had been built up on the sidelines would, at some early point, begin to return to equities. Immediately following September 11, we continued a barbell approach to the Fund's portfolio, balancing more defensive growth stocks such as pharmaceuticals and food & drug retailers with more aggressive growth positions in media and wireless service providers, coupled with cautious additions to technology leaders.

Many of the preconditions for economic recovery, which include lower interest rates, fiscal stimulus and lower inventories, remain in place. In fact, the tragic events of September 11 produced even greater monetary and fiscal support for the economy. However, prices, particularly in technology stocks, have increased sharply and discount very optimistic forecasts with little room for disappointment. While odds clearly favor an economic recovery, its timing and the shape of its profits recovery remain an open question. As such, we


--------------------------------------------------------------------------------
2 o ALLIANCE PREMIER GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

believe the most prudent course is a continuation of the barbell approach between safe, predictable growth companies and a "creeping" aggressiveness in those companies more exposed to cyclical growth and profit margin improvement.

Review of Investment Strategy

The Fund seeks long term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are focusing on companies with only excellent prospects of upward earnings, and remain extremely price conscious when looking at one stock against another. We are not as heavily invested in the growth favorites, such as technology, to the extent that some benchmarks would dictate. We are continuing to run the Fund's portfolio with a broad mix of stocks. We believe a middle road is the correct path, given our positive feeling on fundamentals but some discomfort with the higher level of risk that the economy overall may slow more abruptly than generally believed. As always, we will continue to make individual decisions as best we see the marriage of fundamentals and price on all stocks in the Fund's portfolio at each point of the market's gyrations.

Thank you for your continued interest in Alliance Premier Growth Fund. We look forward to reporting the market activity and the Fund's investment results in the ensuing periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Alfred Harrison

Alfred Harrison, Portfolio Manager, is Vice Chairman of Alliance Capital with over 40 years of investment experience.


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
9/30/92* TO 11/30/01

S&P 500 Stock Index: $32,635
Alliance Premier Growth Fund Class A: $30,678
Russell 1000 Growth Index: $28,431

[The following table was depicted as a mountain chart in the printed material.]

                           Alliance           Russell 1000           S&P 500
                      Premier Growth Fund     Growth Index        Stock Index
-------------------------------------------------------------------------------
     9/30/92                $ 9,579             $10,000             $10,000
     11/30/92               $10,335             $10,591             $10,375
     11/30/93               $11,293             $10,819             $11,420
     11/30/94               $10,938             $11,107             $11,540
     11/30/95               $16,402             $15,403             $15,801
     11/30/96               $19,932             $19,454             $20,201
     11/30/97               $26,004             $24,613             $25,960
     11/30/98               $34,831             $31,667             $32,108
     11/30/99               $46,370             $41,639             $38,816
     11/30/00               $40,848             $36,826             $37,176
     11/30/01               $30,678             $28,431             $32,635


This chart illustrates the total value of an assumed $10,000 investment in Alliance Premier Growth Fund Class A shares (from 9/30/92 to 11/30/01) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1,000 of the largest capitalized companies that are traded in the United States.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance Premier Growth Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Fund.

*     Closest month-end after Fund's Class A share inception date of 9/28/92.


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4 o ALLIANCE PREMIER GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

   [The following table was depicted as a bar chart in the printed material.]

            Alliance Premier Growth Fund--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                            Alliance Premier            Russell 1000
                               Growth Fund              Growth Index
--------------------------------------------------------------------------------
      11/30/92*                    7.90%                     5.91%
      11/30/93                     9.26%                     2.16%
      11/30/94                    -3.14%                     2.71%
      11/30/95                    49.95%                    38.69%
      11/30/96                    21.52%                    26.30%
      11/30/97                    30.46%                    26.52%
      11/30/98                    33.94%                    28.66%
      11/30/99                    33.13%                    31.49%
      11/30/00                   -11.91%                   -11.56%
      11/30/01                   -24.90%                   -22.80%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1,000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Premier Growth Fund.

* The Fund's return for the period ended 11/30/92 is from the Fund's inception date of 9/28/92 through 11/30/92. The benchmark's return for the period ended 11/30/92 is from 9/30/92 through 11/30/92.


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $12,015
9/28/92                 Median Market Capitalization ($mil): $38,638
Class B Shares
9/28/92
Class C Shares
5/3/93

SECTOR BREAKDOWN

 33.7% Consumer Services
 20.8% Health Care                        [PIE CHART]
 17.3% Finance
 13.3% Technology
  4.6% Consumer Staples
  4.4% Capital Goods
  4.2% Multi-Industry Companies

  1.7% Short-Term

COUNTRY BREAKDOWN

 89.5% United States
  4.4% United Kingdom                     [PIE CHART]
  3.9% Finland
  0.5% Netherlands

  1.7% Short-Term

HOLDING TYPE

 98.3% Equity                             [PIE CHART]

  1.7% Short-Term

All data as of November 30, 2001. The Fund's sector breakdown, country breakdown and holding type are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE PREMIER GROWTH FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                     -24.90%                   -28.09%
              5 Years                       9.01%                     8.06%
      Since Inception*                     13.53%                    13.00%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                     -25.48%                   -28.18%
              5 Years                       8.27%                     8.27%
      Since Inception*                     12.81%                    12.81%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
               1 Year                     -25.48%                   -26.15%
              5 Years                       8.27%                     8.27%
      Since Inception*                     13.15%                    13.15%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                                       Class A           Class B         Class C
                                       Shares            Shares          Shares
--------------------------------------------------------------------------------
               1 Year                  -27.17%           -27.54%         -25.27%
              5 Years                    8.32%             8.51%           8.51%
      Since Inception*                  12.92%            12.84%          13.05%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 9/28/92, Class A and Class B; 5/3/93, Class C.


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                      Percent of
Company                                                       Value   Net Assets
--------------------------------------------------------------------------------
Kohl's Corp.                                         $  859,455,950         7.1%
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                739,757,575         6.2
--------------------------------------------------------------------------------
MBNA Corp.                                              701,195,175         5.8
--------------------------------------------------------------------------------
Pfizer, Inc.                                            608,241,309         5.1
--------------------------------------------------------------------------------
Citigroup, Inc.                                         561,683,879         4.7
--------------------------------------------------------------------------------
AT&T Wireless Services, Inc.                            550,800,555         4.6
--------------------------------------------------------------------------------
Vodafone Group Plc (ADR)                                533,776,964         4.4
--------------------------------------------------------------------------------
Tyco International, Ltd.                                505,282,688         4.2
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                                       479,507,691         4.0
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                        478,071,633         4.0
--------------------------------------------------------------------------------
                                                     $6,017,773,419        50.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2001

                                                 -------------------------------
                                                             Shares*
                                                 -------------------------------
Purchases                                            Bought   Holdings 11/30/01
--------------------------------------------------------------------------------
AT&T Wireless Services, Inc.                     39,427,384          39,427,384
--------------------------------------------------------------------------------
Cardinal Health, Inc.                             4,075,600           5,023,700
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                     3,232,100           4,607,900
--------------------------------------------------------------------------------
Federal National Mortgage Association             1,586,500           1,586,500
--------------------------------------------------------------------------------
General Electric Co.                              3,532,500          12,221,500
--------------------------------------------------------------------------------
Johnson & Johnson                                 7,401,100           7,401,100
--------------------------------------------------------------------------------
Kroger Co.                                        5,733,500           5,733,500
--------------------------------------------------------------------------------
Sprint Corp.-PCS Group Cl.A                      15,511,700          15,511,700
--------------------------------------------------------------------------------
Target Corp.                                      3,904,200           4,513,100
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                            5,355,600           5,355,600
--------------------------------------------------------------------------------

Sales                                                  Sold   Holdings 11/30/01
--------------------------------------------------------------------------------
Amdocs, Ltd.                                      6,513,450                  -0-
--------------------------------------------------------------------------------
BP Plc (ADR)                                     15,299,972                  -0-
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                                4,230,800           2,326,100
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                         1,819,400             650,000
--------------------------------------------------------------------------------
Honeywell International, Inc.                    10,328,400                  -0-
--------------------------------------------------------------------------------
Microsoft Corp.                                   4,202,800           4,307,600
--------------------------------------------------------------------------------
Pharmacia Corp.                                  10,193,785                  -0-
--------------------------------------------------------------------------------
Safeway, Inc.                                     4,219,900           2,027,000
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                          3,095,700          10,353,500
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                 4,017,500           4,248,885
--------------------------------------------------------------------------------

*     Adjusted for a spin-off.


--------------------------------------------------------------------------------
8 o ALLIANCE PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                               Shares              Value
--------------------------------------------------------------------------------

COMMON STOCKS-99.5%

Consumer Services-34.1%
Airlines-4.4%
Continental Airlines, Inc. Cl.B(a) ........        6,124,200   $    140,734,116
Delta Airlines, Inc. ......................        1,767,600         51,225,048
KLM Royal Dutch Air (Netherlands) .........        4,228,911         50,662,354
Northwest Airlines Corp. Cl.A(a) ..........        8,948,600        160,358,912
UAL Corp. .................................        7,431,800        125,374,466
                                                               ----------------
                                                                    528,354,896
                                                               ----------------
Broadcasting & Cable-5.6%
AOL Time Warner, Inc.(a) ..................        7,413,300        258,724,170
Comcast Corp. Cl.A(a) .....................        2,326,100         88,391,800
Liberty Media Corp. Cl.A(a) ...............       10,562,748        138,900,136
Viacom, Inc. Cl.B(a) ......................        4,248,885        185,463,830
                                                               ----------------
                                                                    671,479,936
                                                               ----------------
Cellular Communications-12.2%
AT&T Wireless Services, Inc.(a) ...........       39,427,384        550,800,555
Sprint Corp.- PCS Group Cl.A(a) ...........       15,511,700        387,016,915
Vodafone Group Plc (ADR) (United Kingdom) .       21,064,600        533,776,964
                                                               ----------------
                                                                  1,471,594,434
                                                               ----------------
Entertainment & Leisure-0.2%
The Walt Disney Co. .......................          976,900         19,997,143
                                                               ----------------

Retail-General Merchandise-11.7%
Best Buy Co., Inc.(a) .....................        3,265,400        233,116,906
Home Depot, Inc. ..........................        2,358,850        110,063,941
Kohl's Corp.(a) ...........................       12,667,000        859,455,950
Lowe's Cos., Inc. .........................          842,100         38,155,551
Target Corp. ..............................        4,513,100        169,421,774
                                                               ----------------
                                                                  1,410,214,122
                                                               ----------------
                                                                  4,101,640,531
                                                               ----------------
Health Care-21.1%
Drugs-5.1%
Pfizer, Inc. ..............................       14,043,900        608,241,309
                                                               ----------------

Medical Products-4.3%
Baxter International, Inc. ................        1,662,300         86,439,600
Johnson & Johnson .........................        7,401,100        431,114,075
                                                               ----------------
                                                                    517,553,675
                                                               ----------------
Medical Services-11.7%
Cardinal Health, Inc. .....................        5,023,700        343,219,184
Tenet Healthcare Corp.(a) .................        5,355,600        321,336,000
UnitedHealth Group, Inc. ..................       10,353,500        739,757,575
                                                               ----------------
                                                                  1,404,312,759
                                                               ----------------
                                                                  2,530,107,743
                                                               ----------------


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                               Shares              Value
--------------------------------------------------------------------------------

Finance-17.5%
Brokerage & Money Management-0.5%
Goldman Sachs Group, Inc. .................          650,000   $     57,785,000
                                                               ----------------

Insurance-1.4%
American International Group, Inc. ........        2,080,910        171,466,984
                                                               ----------------

Mortgage Banking-5.0%
Federal Home Loan Mortgage Corp. ..........        7,224,900        478,071,633
Federal National Mortgage Association .....        1,586,500        124,698,900
                                                               ----------------
                                                                    602,770,533
                                                               ----------------
Miscellaneous-10.6%
Citigroup, Inc. ...........................       11,726,177        561,683,879
Household International, Inc. .............          121,300          7,155,487
MBNA Corp. ................................       21,749,230        701,195,175
                                                               ----------------
                                                                  1,270,034,541
                                                               ----------------
                                                                  2,102,057,058
                                                               ----------------
Technology-13.5%
Communication Equipment-4.8%
Cisco Systems, Inc.(a) ....................        1,076,800         22,009,792
Nokia Corp. (ADR) (Finland) ...............       20,839,100        479,507,691
QUALCOMM, Inc.(a) .........................        1,192,800         70,041,216
                                                               ----------------
                                                                    571,558,699
                                                               ----------------
Computer Hardware/Storage-0.9%
Dell Computer Corp.(a) ....................        4,041,000        112,865,130
                                                               ----------------

Computer Services-2.7%
Electronic Data Systems Corp. .............        4,607,900        318,958,838
                                                               ----------------

Computer Software-2.3%
Microsoft Corp.(a) ........................        4,307,600        276,590,996
                                                               ----------------

Internet Infrastructure-1.8%
eBay, Inc.(a) .............................        3,225,300        219,546,171
                                                               ----------------

Semi-Conductor Components-1.0%
Intel Corp. ...............................        3,767,900        123,059,614
                                                               ----------------
                                                                  1,622,579,448
                                                               ----------------
Consumer Staples-4.7%
Retail-Food & Drug-4.7%
Kroger Co.(a) .............................        5,733,500        145,172,220
Safeway, Inc.(a) ..........................        2,027,000         90,323,120
Walgreen Co. ..............................        9,936,000        327,888,000
                                                               ----------------
                                                                    563,383,340
                                                               ----------------


--------------------------------------------------------------------------------
10 o ALLIANCE PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
Company                                                (000)              Value
--------------------------------------------------------------------------------

Capital Goods-4.4%
Miscellaneous-4.4%
General Electric Co. ......................       12,221,500   $    470,527,750
United Technologies Corp. .................          954,900         57,484,980
                                                               ----------------
                                                                    528,012,730
                                                               ----------------
Multi-Industry Companies-4.2%
Tyco International, Ltd. ..................        8,593,243        505,282,688
                                                               ----------------

Total Common Stocks
   (cost $11,621,172,862) .................                      11,953,063,538
                                                               ----------------

SHORT-TERM INVESTMENTS-1.8%
Commercial Paper-1.8%
Prudential Funding Corp.
   2.12%, 12/03/01 ........................         $210,582        210,557,198
                                                               ----------------

Time Deposit-0.0%
State Street Euro Dollar
   1.50%, 12/03/01 ........................            2,290          2,290,000
                                                               ----------------

Total Short-Term Investments
   (amortized cost $212,847,198) ..........                         212,847,198
                                                               ----------------

Total Investments-101.3%
   (cost $11,834,020,060) .................                      12,165,910,736
Other assets less liabilities-(1.3%) ......                        (150,759,975)
                                                               ----------------

Net Assets-100% ...........................                    $ 12,015,150,761
                                                               ================

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value
   (cost $11,834,020,060) .................................    $ 12,165,910,736
Cash ......................................................                 900
Collateral held for securities loaned .....................         443,545,000
Receivable for investment securities sold .................         102,517,579
Receivable for capital stock sold .........................          27,989,041
Dividends and interest receivable .........................           6,818,904
                                                               ----------------
Total assets ..............................................      12,746,782,160
                                                               ----------------
Liabilities
Payable for collateral received on securities loaned ......         443,545,000
Payable for investment securities purchased ...............         188,928,911
Payable for capital stock redeemed ........................          83,509,199
Advisory fee payable ......................................           9,352,764
Distribution fee payable ..................................           1,262,436
Accrued expenses and other liabilities ....................           5,033,089
                                                               ----------------
Total liabilities .........................................         731,631,399
                                                               ----------------
Net Assets ................................................    $ 12,015,150,761
                                                               ================
Composition of Net Assets
Capital stock, at par .....................................    $        623,449
Additional paid-in capital ................................      18,061,256,652
Accumulated net realized loss on investments ..............      (6,378,620,015)
Net unrealized appreciation of investments ................         331,890,675
                                                               ----------------
                                                               $ 12,015,150,761
                                                               ================
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($3,556,039,997 / 175,670,385 shares of capital stock
   issued and outstanding) ................................              $20.24
Sales charge--4.25% of public offering price ..............                 .90
                                                                         ------
Maximum offering price ....................................              $21.14
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($5,774,835,901 / 307,503,238 shares of capital stock
   issued and outstanding) ................................              $18.78
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($2,173,671,395 / 115,554,403 shares of capital stock
   issued and outstanding) ................................              $18.81
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($510,603,468 / 24,721,328 shares of capital stock
   issued and outstanding) ................................              $20.65
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE PREMIER GROWTH FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2001

Investment Income
Dividends (net of foreign taxes withheld
   of $3,286,738) .........................   $    87,707,449
Interest ..................................        11,118,895   $    98,826,344
                                              ---------------
Expenses
Advisory fee ..............................       135,298,975
Distribution fee--Class A .................        12,480,107
Distribution fee--Class B .................        72,137,727
Distribution fee--Class C .................        27,322,509
Transfer agency ...........................        35,914,853
Printing ..................................         8,975,641
Custodian .................................           803,987
Registration ..............................           422,860
Administrative ............................           147,000
Audit and legal ...........................           107,116
Directors' fees ...........................            19,000
Miscellaneous .............................           366,318
                                              ---------------
Total expenses ............................                         293,996,093
                                                                ---------------
Net investment loss .......................                        (195,169,749)
                                                                ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized loss on investment
   transactions ...........................                      (6,219,302,977)
Net change in unrealized
   appreciation/depreciation
   of investments .........................                       2,054,311,401
                                                                ---------------
Net loss on investments ...................                      (4,164,991,576)
                                                                ---------------
Net Decrease in Net Assets from
   Operations .............................                     $(4,360,161,325)
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                              Year Ended          Year Ended
                                             November 30,        November 30,
                                                 2001                2000
                                           ================    ================
Increase (Decrease) in Net Assets
from Operations
Net investment loss ....................   $   (195,169,749)   $   (231,503,004)
Net realized gain (loss) on investment
   transactions ........................     (6,219,302,977)      1,491,890,073
Net change in unrealized
   appreciation/depreciation
   of investments ......................      2,054,311,401      (4,100,061,069)
                                           ----------------    ----------------
Net decrease in net assets from
   operations ..........................     (4,360,161,325)     (2,839,674,000)
Distributions to Shareholders from:
Net realized gain on investments
   Class A .............................       (387,295,086)       (286,813,144)
   Class B .............................       (753,190,675)       (572,357,713)
   Class C .............................       (284,821,720)       (208,315,780)
   Advisor Class .......................        (41,390,708)        (30,625,953)
Distributions in excess of net realized
   gain on investments
   Class A .............................        (43,068,184)                 -0-
   Class B .............................        (83,756,688)                 -0-
   Class C .............................        (31,672,888)                 -0-
   Advisor Class .......................         (4,602,750)                 -0-
Capital Stock Transactions
Net increase ...........................        506,225,066       5,557,581,821
                                           ----------------    ----------------
Total increase (decrease) ..............     (5,483,734,958)      1,619,795,231
Net Assets
Beginning of period ....................     17,498,885,719      15,879,090,488
                                           ----------------    ----------------
End of period ..........................   $ 12,015,150,761    $ 17,498,885,719
                                           ================    ================

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

Alliance Premier Growth Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased before July 11, 1998 will convert to Class A shares six years after the end of the calendar month of purchase. Class B shares purchased on or after July 11, 1998 will convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discount and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and


--------------------------------------------------------------------------------
16 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss resulted in a net decrease in accumulated net realized loss on investments and decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of 1.00% of the Fund's average daily net assets up to $5 billion, .95% of the next $2.5 billion of the Fund's average daily net assets, .90% of the next $2.5 billion of the Fund's average daily net assets, and .85% of the Fund's average daily net assets over $10 billion. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $147,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2001.

The Fund compensates Alliance Global Investor Services, Inc. ("AGIS") (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $35,891,181 for the year ended November 30, 2001.

For the year ended November 30, 2001, the Fund's expenses were reduced by $496,223 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $901,999 from the sale of Class A shares and $199,313, $15,894,519 and $640,862 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2001.

Brokerage commissions paid on investment transactions for the year ended November 30, 2001 amounted to $43,331,483, of which $2,549,495 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $251,897,438 and $16,068,751 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $18,230,372,649 and $20,092,619,447, respectively, for the year ended November 30, 2001. There were purchases of $1,137,633,993 and sales of $571,000,026 of U.S. government and government agency obligations for the year ended November 30, 2001.

At November 30, 2001 the cost of investments for federal income tax purposes was $12,009,416,205. Accordingly, gross unrealized appreciation of investments was $1,398,966,874 and gross unrealized depreciation of investments was $1,242,472,343 resulting in net unrealized appreciation of $156,494,531.

At November 30, 2001, the Fund had a net capital loss carryover of $6,203,223,867 which expires November 30, 2009. To the extent that any net capital loss carryover is used to offset future gains, it is probable that these gains will not be distributed to shareholders.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/Paine Webber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2001, the Fund had loaned securities with a value of $428,765,402 and received cash collateral of $443,545,000. For the year ended November 30, 2001, the Fund received fee income of $816,444 which is included in interest income in the accompanying statement of operations.


--------------------------------------------------------------------------------
18 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                        -------------------------------    ----------------------------------
                                    Shares                               Amount
                        -------------------------------    ----------------------------------
                          Year Ended         Year Ended         Year Ended         Year Ended
                        November 30,       November 30,       November 30,       November 30,
                                2001               2000               2001               2000
                        ---------------------------------------------------------------------
Class A
Shares sold              192,958,567        224,561,941    $ 4,423,315,850    $ 8,196,266,352
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of distributions        14,599,765          7,916,267        407,490,039        269,707,886
---------------------------------------------------------------------------------------------
Shares converted
  from Class B             2,660,688          2,132,417         56,630,812         77,261,229
---------------------------------------------------------------------------------------------
Shares redeemed         (197,758,238)      (191,040,191)    (4,508,637,921)    (6,956,638,569)
---------------------------------------------------------------------------------------------
Net increase              12,460,782         43,570,434    $   378,798,780    $ 1,586,596,898
=============================================================================================

Class B
Shares sold               44,960,892        102,803,321    $ 1,012,469,813    $ 3,524,086,623
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           29,809,021         16,644,105        777,718,782        536,771,886
---------------------------------------------------------------------------------------------
Shares converted
  to Class A              (2,861,332)        (2,258,119)       (56,630,811)       (77,261,229)
---------------------------------------------------------------------------------------------
Shares redeemed          (81,347,624)       (39,972,994)    (1,727,699,159)    (1,350,566,768)
---------------------------------------------------------------------------------------------
Net increase
  (decrease)              (9,439,043)        77,216,313    $     5,858,625    $ 2,633,030,512
=============================================================================================

Class C
Shares sold               29,064,163         71,471,982    $   655,157,404    $ 2,464,888,966
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           11,341,751          6,062,683        296,360,110        195,825,128
---------------------------------------------------------------------------------------------
Shares redeemed          (45,771,096)       (43,601,792)      (991,443,510)    (1,492,789,004)
---------------------------------------------------------------------------------------------
Net increase
  (decrease)              (5,365,182)        33,932,873    $   (39,925,996)   $ 1,167,925,090
=============================================================================================

Advisor Class
Shares sold               21,466,919          8,519,612    $   498,862,134    $   312,873,796
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions            1,454,109            811,930         41,311,238         28,011,582
---------------------------------------------------------------------------------------------
Shares redeemed          (15,650,405)        (4,756,642)      (378,679,715)      (170,856,057)
---------------------------------------------------------------------------------------------
Net increase               7,270,623          4,574,900    $   161,493,657    $   170,029,321
=============================================================================================


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2001.

NOTE H

Litigation

The Fund has been named as a nominal defendant in Benak v. Alliance Capital Management, L.P., in Roy v. Alliance Capital Management L.P. and in Roffe v. Alliance Capital Management L.P. These are purported shareholder derivative actions brought under Section 36(b) of the Investment Company Act of 1940 to recover investment advisory fees paid by the Fund to its investment advisor. The Fund is named as a nominal defendant to the actions pursuant to established pleading requirements in derivative actions; however, no relief is sought from the Fund in this action nor could it be under Section 36(b).


--------------------------------------------------------------------------------
20 o ALLIANCE PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                -------------------------------------------------------------------------
                                                                 Class A
                                -------------------------------------------------------------------------
                                                          Year Ended November 30,
                                -------------------------------------------------------------------------
                                      2001           2000           1999           1998            1997
                                -------------------------------------------------------------------------
Net asset value,
  beginning of period .......       $29.51         $35.82         $27.50         $22.00          $17.98
                                -------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ......         (.19)          (.26)          (.28)          (.15)           (.10)
Net realized and unrealized
  gain (loss) on investment
  transactions ..............        (6.43)         (3.69)          9.21           7.11            5.20
                                -------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................        (6.62)         (3.95)          8.93           6.96            5.10
                                -------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ............        (2.38)         (2.36)          (.61)         (1.46)          (1.08)
Distributions in excess
  of net realized gains
  on investments ............         (.27)            -0-            -0-            -0-             -0-
                                -------------------------------------------------------------------------
Total distributions .........        (2.65)         (2.36)          (.61)         (1.46)          (1.08)
                                -------------------------------------------------------------------------
Net asset value,
  end of period .............       $20.24         $29.51         $35.82         $27.50          $22.00
                                =========================================================================
Total Return
Total investment return based
  on net asset value(b) .....       (24.90)%       (11.91)%        33.13%         33.94%          30.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........   $3,556,040     $4,817,131     $4,285,490     $1,418,262        $373,099
Ratio of expenses to average
  net assets ................         1.53%          1.44%          1.50%          1.59%(c)        1.57%
Ratio of net investment loss
  to average net assets .....         (.83)%         (.71)%         (.85)%         (.59)%          (.52)%
Portfolio turnover rate .....          135%           125%            75%            82%             76%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                -------------------------------------------------------------------------
                                                                  Class B
                                -------------------------------------------------------------------------
                                                           Year Ended November 30,
                                -------------------------------------------------------------------------
                                      2001           2000           1999           1998            1997
                                -------------------------------------------------------------------------
Net asset value,
  beginning of period .......       $27.76         $34.05         $26.33         $21.26          $17.52
                                -------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ......         (.35)          (.48)          (.48)          (.30)           (.23)
Net realized and unrealized
  gain (loss) on investment
  transactions ..............        (5.98)         (3.45)          8.81           6.83            5.05
                                -------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................        (6.33)         (3.93)          8.33           6.53            4.82
                                -------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ............        (2.38)         (2.36)          (.61)         (1.46)          (1.08)
Distributions in excess
  of net realized gains
  on investments ............         (.27)            -0-            -0-            -0-             -0-
                                -------------------------------------------------------------------------
Total distributions .........        (2.65)         (2.36)          (.61)         (1.46)          (1.08)
                                -------------------------------------------------------------------------
Net asset value,
  end of period .............       $18.78         $27.76         $34.05         $26.33          $21.26
                                =========================================================================
Total Return
Total investment return based
  on net asset value(b) .....       (25.48)%       (12.51)%        32.30%         33.04%          29.62%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........   $5,774,836     $8,797,132     $8,161,471     $2,799,288        $858,449
Ratio of expenses to average
  net assets ................         2.25%          2.13%          2.18%          2.28%(c)        2.25%
Ratio of net investment loss
  to average net assets .....        (1.59)%        (1.40)%        (1.53)%        (1.27)%         (1.20)%
Portfolio turnover rate .....          135%           125%            75%            82%             76%

See footnote summary on page 24.


--------------------------------------------------------------------------------
22 o ALLIANCE PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                -----------------------------------------------------------------------
                                                                  Class C
                                -----------------------------------------------------------------------
                                                           Year Ended November 30,
                                -----------------------------------------------------------------------
                                      2001           2000           1999         1998            1997
                                -----------------------------------------------------------------------
Net asset value,
  beginning of period .......       $27.80         $34.09         $26.36       $21.29          $17.54
                                -----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ......         (.35)          (.48)          (.49)        (.31)           (.24)
Net realized and unrealized
  gain (loss) on investment
  transactions ..............        (5.99)         (3.45)          8.83         6.84            5.07
                                -----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................        (6.34)         (3.93)          8.34         6.53            4.83
                                -----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ............        (2.38)         (2.36)          (.61)       (1.46)          (1.08)
Distributions in excess
  of net realized gains
  on investments ............         (.27)            -0-            -0-          -0-             -0-
                                -----------------------------------------------------------------------
Total distributions .........        (2.65)         (2.36)          (.61)       (1.46)          (1.08)
                                -----------------------------------------------------------------------
Net asset value,
  end of period .............       $18.81         $27.80         $34.09       $26.36          $21.29
                                =======================================================================
Total Return
Total investment return based
  on net asset value(b) .....       (25.48)%       (12.49)%        32.31%       32.99%          29.64%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........   $2,173,671     $3,361,307     $2,965,440     $862,193        $177,923
Ratio of expenses to average
  net assets ................         2.26%          2.13%          2.18%        2.28%(c)        2.24%
Ratio of net investment loss
  to average net assets .....        (1.59)%        (1.40)%        (1.53)%      (1.30)%         (1.22)%
Portfolio turnover rate .....          135%           125%            75%          82%             76%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ----------------------------------------------------------------
                                                         Advisor Class
                                ----------------------------------------------------------------
                                                     Year Ended November 30,
                                ----------------------------------------------------------------
                                    2001         2000         1999         1998           1997
                                ----------------------------------------------------------------
Net asset value,
  beginning of period .......     $29.99       $36.25       $27.71       $22.10         $17.99
                                ----------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ......       (.14)        (.14)        (.17)        (.07)          (.06)
Net realized and unrealized
  gain (loss) on investment
  transactions ..............      (6.55)       (3.76)        9.32         7.14           5.25
                                ----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................      (6.69)       (3.90)        9.15         7.07           5.19
                                ----------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ............      (2.38)       (2.36)        (.61)       (1.46)         (1.08)
Distributions in excess
  of net realized gains
  on investments ............       (.27)          -0-          -0-          -0-            -0-
                                ----------------------------------------------------------------
Total distributions .........      (2.65)       (2.36)        (.61)       (1.46)         (1.08)
                                ----------------------------------------------------------------
Net asset value,
  end of period .............     $20.65       $29.99       $36.25       $27.71         $22.10
                                ================================================================
Total Return
Total investment return based
  on net asset value(b) .....     (24.72)%     (11.61)%      33.68%       34.31%         30.98%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........   $510,603     $523,315     $466,690     $271,661        $53,459
Ratio of expenses to average
  net assets ................       1.25%        1.11%        1.16%        1.26%(c)       1.25%
Ratio of net investment loss
  to average net assets .....       (.59)%       (.38)%       (.51)%       (.28)%         (.28)%
Portfolio turnover rate .....        135%         125%          75%          82%            76%

(a)   Based on average shares oustanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended November 30, 1998, the ratios of expenses to average net assets were 1.58% for Class A shares, 2.27% for Class B shares, 2.27% for Class C shares and 1.25% for Advisor Class shares, respectively.


--------------------------------------------------------------------------------
24 o ALLIANCE PREMIER GROWTH FUND

                                                           ---------------------
                                                           REPORT OF INDEPENDENT
                                                           ACCOUNTANTS
                                                           ---------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and
Shareholders of Alliance Premier
Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Premier Growth Fund, Inc. (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 16, 2002

FEDERAL INCOME TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $1,629,798,699 of capital gain distributions paid by the Fund during the fiscal year November 30, 2001, are subject to a maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns was included with your Form 1099 DIV which was sent to you separately in January 2001.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

barbell strategy

A portfolio strategy where the manager structures the portfolio so that it is heavily concentrated in securities with short maturities and in securities with long maturities.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
26 o ALLIANCE PREMIER GROWTH FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 27

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
28 o ALLIANCE PREMIER GROWTH FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Executive Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
30 o ALLIANCE PREMIER GROWTH FUND

NOTES


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE PREMIER GROWTH FUND

Alliance Premier Growth Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

APGAR1101